UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 7, 2014 (March 5, 2014)
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2014 Base Salary

On March 5, 2014, the compensation committee (the “Compensation Committee”) of the board of directors of Kaiser Aluminum Corporation (the “Company”) approved the annual base compensation of the Company's executive officers, effective April 1, 2014. The table below sets forth the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2014 and 2013.

Name and Position	Year	Base Salary
Jack A. Hockema	2014	$856,000
President, Chief Executive Officer and Chairman of the Board	2013	$856,000

Daniel J. Rinkenberger	2014	$424,400
Senior Vice President and Chief Executive Officer	2013	$412,000

John M. Donnan	2014	$397,800
Executive Vice President - Legal, Compliance and Human Resources	2013	$386,300

Peter Bunin	2014	$397,800
Senior Vice President - Operations	2013	$386,300

Keith A. Harvey	2014	$395,000
Senior Vice President - Sales & Marketing, Aerospace & General Engineering	2013	$380,000

2014 Incentive Compensation
On March 5, 2014, the Compensation Committee also approved a short-term incentive plan for 2014 (the “2014 STI Plan”) and a long-term incentive program for the 2014 through 2016 performance period (the “2014 - 2016 LTI Plan”). The structure, terms and objectives of the 2014 STI Plan and 2014 - 2016 LTI Plan are described in more detail below.
2014 STI Plan
The structure, terms and objectives of the 2014 STI Plan are generally consistent with the structure, terms and objectives of the short-term incentive plan approved by the Compensation Committee in 2013 with the primary differences being the addition of performance modifiers for quality, delivery and cost. The performance objectives under the 2014 STI Plan are consistent with the performance objectives of short-term incentive plans approved by the Compensation Committee in prior years utilizing an economic value added ("EVA") calculation reflecting the adjusted pre-tax operating income of the Company's core Fabricated Products business less a capital charge calculated as a percentage of its adjusted net assets. Consistent with short-term incentive plans approved by the Compensation Committee in prior years, the 2014 STI Plan includes a modifier for safety and permits, subject to the maximum payout opportunity described below, adjustments to individual awards based on actual performance, including individual, facility, and/or functional area performance.
Also consistent with short-term incentive plans approved by the Compensation Committee in prior years, the 2014 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2014 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$293,000	$586,000	$1,758,000
Daniel J. Rinkenberger	$0	$140,550	$281,100	$843,300
John M. Donnan	$0	$132,600	$265,200	$795,600
Peter Bunin	$0	$132,600	$265,200	$795,600
Keith A. Harvey	$0	$130,000	$260,000	$780,000
The preceding description of the 2014 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2014 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2014 - 2016 LTI Plan
Consistent with long-term incentive plans approved by the Compensation Committee in prior years, the 2014 - 2016 LTI Plan utilizes both restricted and performance shares. The terms of the 2014 - 2016 LTI Plan are substantially similar to terms of the long-term incentive plans approved by the Compensation Committee in prior years with the primary exception being the transition of the underlying performance objectives for the performance shares from an EVA calculation to total shareholder return ("TSR") over the 2014 through 2016 performance period relative to a specified group of companies (the "Peer Group") within the S&P 600 Small Cap Materials Sector. Under the 2014 - 2016 LTI Plan, each participant receives (1) a fixed number of shares of time-vested restricted stock, and (2) a fixed number of performance shares that vest, if at all, based on the Company's TSR relative to the Peer Group over the performance period. The restricted shares issued to members of senior management, including the Named Executive Officers, subject to certain limited exceptions, vest on March 5, 2017. The 2014 - 2016 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the target number of performance shares depending upon the Company's TSR percentile ranking over the three-year performance period relative to the Peer Group. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2014, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 5, 2014, to the Named Executive Officers pursuant to the terms of the 2014 - 2016 LTI Plan:

Name	Number of Shares of Restricted Stock (1)	Number of Performance Shares (2)
Jack A. Hockema	11,493	48,803
Daniel J. Rinkenberger	5,011	11,970
John M. Donnan	4,358	10,410
Peter Bunin	4,358	10,410
Keith A. Harvey	4,231	10,105
_______________

(1)
The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2017 or earlier if the Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company.

(2)    The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2014 - 2016 LTI Plan below the threshold performance level and at the threshold, target and maximum performance levels:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	0	12,200	24,401	48,803
Daniel J. Rinkenberger	0	2,992	5,985	11,970
John M. Donnan	0	2,602	5,205	10,410
Peter Bunin	0	2,602	5,205	10,410
Keith A. Harvey	0	2,526	5,052	10,105
_______________
The number of performance shares, if any, that are earned will be determined based on the relative TSR achieved during the three-year performance period and will vest on the later to occur of March 5, 2017 and the date on which the Compensation Committee approves the Company's relative TSR achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will be earned and immediately vest if prior to December 31, 2016 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2016, the number of performance shares, if any, that are earned will be determined based on the relative TSR achieved during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason or on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual relative TSR achieved during the performance period and will vest as described above.
The grants of restricted stock and performance shares were made pursuant to the Company's Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.7 to the Quarterly Report on Form 10-Q, filed by the Company on April 24, 2013. The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company's executive officers under the 2014 - 2016 LTI Plan and the form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2014 - 2016 LTI Plan are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. A summary of the performance objectives for determining the number of performance shares earned under the 2014 - 2016 LTI Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Amended Employment Agreement with Jack A. Hockema

On March 5, 2014, the Company and Mr. Hockema amended and restated his employment agreement (the “Amended Agreement”) to (i) extend the term from July 6, 2015 through December 31, 2016 and (ii) modify the calculation of any pro-rated payment of his annual short-term incentive compensation upon the termination of his employment prior to the last day of the applicable fiscal year so that such calculation is based on actual, rather than target, performance.

The preceding description of the Amended Agreement is qualified in its entirety by the Amended Agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2014 Short-Term Incentive Plan For Key Managers Summary.
10.2	2014 Form of Executive Officer Restricted Stock Award Agreement.
10.3	2014 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2014 - 2016 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.
10.5	Employment Agreement, dated as of March 5, 2014, between the Company and Jack A. Hockema.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Assistant General Counsel and Corporate Secretary
Date: March 7, 2014